EXHIBIT 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Class A common stock of Space Exploration Technologies Corp. and further agree that this agreement be included as an exhibit to such filing.  Each party to the agreement expressly authorizes each other party to file on its behalf any and all amendments to such statement.  Each party to this agreement agrees that this joint filing agreement may be signed in counterparts.

In evidence whereof, the undersigned have caused this Agreement to be executed on their behalf this 14th day of August 2026.

The Founders Fund II, LP

By:

The Founders Fund II Management, LLC

Its:

General Partner

By:  /s/ Peter Thiel

Name: Peter Thiel

Title:  Manager

The Founders Fund II Principals Fund, LP

By:

The Founders Fund II Management, LLC

Its:

General Partner

By:  /s/ Peter Thiel

Name: Peter Thiel

Title:  Manager

The Founders Fund II Entrepreneurs Fund, LP

By:

The Founders Fund II Management, LLC

Its:

General Partner

By:  /s/ Peter Thiel

Name: Peter Thiel

Title:  Manager

The Founders Fund II Management, LLC

By:  /s/ Peter Thiel

Name: Peter Thiel

Title:  Manager

Lembas II, LP

By:

The Founders Fund Alpha Management, LLC

Its:

General Partner

By:  /s/ Peter Thiel

Name: Peter Thiel

Title:  Manager

The Founders Fund III, LP

By:

The Founders Fund III Management, LLC

Its:

General Partner

By:  /s/ Peter Thiel

Name: Peter Thiel

Title:  Manager

The Founders Fund III Principals Fund, LP

By:

The Founders Fund III Management, LLC

Its:

General Partner

By:  /s/ Peter Thiel

Name: Peter Thiel

Title:  Manager

The Founders Fund III Entrepreneurs Fund, LP

By:

The Founders Fund III Management, LLC

Its:

General Partner

By:  /s/ Peter Thiel

Name: Peter Thiel

Title:  Manager

The Founders Fund III Management, LLC

By:  /s/ Peter Thiel

Name: Peter Thiel

Title:  Manager

The Founders Fund Alpha Management, LLC

By:  /s/ Peter Thiel

Name: Peter Thiel

Title:  Manager

The Founders Fund IV, LP

By:

The Founders Fund IV Management, LLC

Its:

General Partner

By:  /s/ Peter Thiel

Name: Peter Thiel

Title:  Manager

The Founders Fund IV Principals Fund, LP

By:

The Founders Fund IV Management, LLC

Its:

General Partner

By:  /s/ Peter Thiel

Name: Peter Thiel

Title:  Manager

The Founders Fund IV Management, LLC

By:  /s/ Peter Thiel

Name: Peter Thiel

Title:  Manager

The Founders Fund Growth II, LP

By:

The Founders Fund Growth II Management, LP

Its:

General Partner

By:

FF Upper Tier GP, LLC

Its:

General Partner

By:  /s/ Peter Thiel

Name: Peter Thiel

Title:  Manager

The Founders Fund Growth II Management, LP

By:

FF Upper Tier GP, LLC

Its:

General Partner

By:  /s/ Peter Thiel

Name: Peter Thiel

Title:  Manager

FF Upper Tier GP, LLC

By:  /s/ Peter Thiel

Name: Peter Thiel

Title:  Manager

The Founders Fund V, LP

By:

The Founders Fund V Management, LLC

Its:

General Partner

By:  /s/ Peter Thiel

Name: Peter Thiel

Title:  Manager

The Founders Fund V Principals Fund, LP

By:

The Founders Fund V Management, LLC

Its:

General Partner

By:  /s/ Peter Thiel

Name: Peter Thiel

Title:  Manager

The Founders Fund V Entrepreneurs Fund, LP

By:

The Founders Fund V Management, LLC

Its:

General Partner

By:  /s/ Peter Thiel

Name: Peter Thiel

Title:  Manager

The Founders Fund V Management, LLC

By:  /s/ Peter Thiel

Name: Peter Thiel

Title:  Manager

FF GP Holdings, LLC

By:

FF Upper Tier GP, LLC

Its:

Manager

By:  /s/ Peter Thiel

Name: Peter Thiel

Title:  Manager

The Founders Fund Growth, LP

By:

The Founders Fund Growth Management, LLC

Its:

General Partner

By:  /s/ Peter Thiel

Name: Peter Thiel

Title:  Manager

The Founders Fund Growth Principals Fund, LP

By:

The Founders Fund Growth Management, LLC

Its:

General Partner

By:  /s/ Peter Thiel

Name: Peter Thiel

Title:  Manager

Founders SPC, LP

By:

The Founders Fund Growth Management, LLC

Its:

General Partner

By:  /s/ Peter Thiel

Name: Peter Thiel

Title:  Manager

The Founders Fund Growth Management, LLC

By:  /s/ Peter Thiel

Name: Peter Thiel

Title:  Manager

2025-005 Investments LLC

By:  /s/ Peter Thiel

Name: Peter Thiel

Title:  Authorized Signatory

I’ll Be Seeing You LLC

By:  /s/ Peter Thiel

Name: Peter Thiel

Title:  Authorized Signatory

Barrel Vault LLC

By:  /s/ Peter Thiel

Name: Peter Thiel

Title:  Manager

Peter Thiel

/s/ Peter Thiel